UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name:   AMC Diligence, LLC
Business Name (if Different):______________________________________
Principal Business Address:   630 Third Avenue #1601 New York, NY 10017

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:   FirstKey Mortgage, LLC
Business Name (If Different):_______________________________________
Principal Business Address:   900 3rd Avenue Suite 500, New York, NY 10022

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Seasoned, Re-Performing and Non-Performing Loan Rating Criteria, April 20, 2018
Kroll Bond Rating Agency, Inc.	U.S. RMBS Rating Methodology, July 7, 2016
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, November 15, 2018
Morningstar Credit Ratings, LLC	U.S. RMBS General Ratings Methodology, April 2018

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.
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CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC
(Print name of duly authorized person)

By:    Christopher Garland

Signature:_____________

Date:_________________

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Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization loan population reviewed by AMC. The total population covered during the Review varied by loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the loans in the securitization loan population for a specific scope of review.

The loan review sample was broken down into the following review scopes:
◾	“Compliance and Data Review”:	362 loans
◾	“Data Integrity Review”:	2,298 loans
◾	“Payment History Review”:	4,655 loans

Throughout the securitization process, the Client may have removed or added various loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any loan or loan’s collateral that has been reviewed by AMC.

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AMC reviewed each loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (362 Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(VII) Data Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

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(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the tape provided by the Client to the data found in the actual file as captured during the Data Integrity Review. The fields included are as follows:
Amortization Type	Note Date	Original Interest Rate	Margin
Index Type / ARM Type	Original Maturity Date	Original Loan Amount	Interest Only

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each loan within the payment history population ranging from 24 to 68 months.

Item 5. Summary of findings and conclusions of review
There were 362 loans in the final compliance population reviewed by AMC. After all documents were presented, 358 (98.90%) of the loans had exceptions; however, only 155 (42.82%) of the loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (362 Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the loans. Certain loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Compliance Rating	Loan Count	% of Loans
A	4	1.10%
B	203	56.08%
C	1	0.28%
D	154	42.54%
Total	362	100.00%

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EXCEPTION SUMMARY (362 Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.
Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	148
		Incomplete File	6
		Total Compliance Grade (D) Exceptions:	154
	C	Missing Required Data (other than HUD-1 or Note)	4
		Total Compliance Grade (C) Exceptions:	4
	B	TILA	474
		LTV Test	301
		Missing Non-Required Data	204
		Missing, Incorrect, or Incomplete GFE	177
		State Late Charge	157
		Missing Application Date	141
		Missing Required Data	4
		Missing, Incorrect, or Incomplete Final TIL	3
		Missing, Incorrect, or Incomplete Initial TIL	3
		Final TIL Estimated	2
		Cross Collateralized	1
		Total Compliance Grade (B) Exceptions:	1,467
Total Compliance Exceptions:			1,625

COMPLIANCE DATA REVIEW RESULTS SUMMARY (362 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

In total, data variances were found on 330 (91.17%) mortgage loans across 15 unique data fields.

Label	Loan Count	% of Loans
Note Date	252	69.61%
Maturity Date	183	50.55%
Original Loan Amount	178	49.17%
First Payment Date	104	28.73%
Original Interest Rate	104	28.73%
Zip	53	14.64%
City	39	10.77%
Street	31	8.56%
Original LTV	20	5.52%
Original Term	9	2.49%
Property Type	8	2.21%
Amortization Term	3	0.83%
Borrower Last Name	2	0.55%
Occupancy	1	0.28%
State	1	0.28%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (2,298 Loans)
AMC compared data fields on the tape provided by the Client to the data found in the actual file as captured during the Data Integrity Review. The fields included are as follows:
Amortization Type	Note Date	Original Interest Rate	Margin
Index Type / ARM Type	Original Maturity Date	Original Loan Amount	Interest Only

There are a large number of discrepancies due to the printed note date versus the signed contract date.  There are also a large number of discrepancies with Original Maturity Date as tape likely reflect any modification or extensions that may have occurred post-closing.

In total, data variances were found on 2,086 (90.77%) loans across 8 unique data fields.

Label	Loan Count	% of Loans
Note Date	1,954	85.03%
Original Maturity Date	1,488	64.75%
Original Loan Amount	129	5.61%
Index Type / ARM Type	47	2.05%
Margin	37	1.61%
Amortization Type	34	1.48%
Interest Only	33	1.44%
Original Interest Rate	23	1.00%

PAYMENT HISTORY REVIEW SUMMARY (4,655 Loans)
A Payment History Review was completed on 4,655 loans of which all 4,655 had complete pay history strings.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	0	0.00%
Delinquency, No Missing Data	1,429	30.70%
No Delinquency, At Least One Missing Month	0	0.00%
No Delinquency, No Missing Data	3,226	69.30%
Total	4,655	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	1,809	38.86%
36	1,712	36.78%
48	42	0.90%
60	26	0.56%
68	1,066	22.90%
Total	4,655	100.00%

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ADDITIONAL SUMMARY (362 Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	129	35.64%
Adjustable	228	62.98%
Unknown	5	1.38%
Total	362	100.00%

Lien Position	Loan Count	% of Loans
1	357	98.62%
Unknown	5	1.38%
Total	362	100.00%

Loan Purpose	Loan Count	% of Loans
Purchase	358	98.90%
Unavailable	4	1.10%
Total	362	100.00%

Original Term	Loan Count	% of Loans
181-240 Months	87	24.03%
241-360 Months	259	71.55%
361+ Months	11	3.04%
Unknown	5	1.38%
Total	362	100.00%

Property Type	Loan Count	% of Loans
Single-wide Manufactured Housing	45	12.43%
Unavailable	317	87.57%
Total	362	100.00%

Occupancy	Loan Count	% of Loans
Primary	344	95.03%
Investment	4	1.10%
Second Home	1	0.28%
Unknown	13	3.59%
Total	362	100.00%

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